UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2005 (December 29, 2005)

Chemtura Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15339 (Commission file number)	52-2183153 (IRS employer identification number)

199 Benson Road, Middlebury, Connecticut (Address of principal executive offices)		06749 (Zip Code)

(203) 573-2000
(Registrant's telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     Chemtura Corporation (the "Company") announced the results of its previously announced offer to purchase (the "Tender Offer") (i) any and all of its outstanding $225.0 million aggregate principal amount of Senior Floating Rate Notes due 2010 (CUSIP Number: 227116AF7, the "Floating Rate Notes") and (ii) its outstanding 9 7/8% Senior Notes due 2012 (CUSIP Number: 227116AE0, the "9 7/8% Notes" and together with the Floating Rate Notes, the "Notes") in an amount not to exceed $330.0 million (the "Maximum Tender Offer Amount") minus the sum of the aggregate early tender premium and tender offer consideration payable in the Tender Offer for the Floating Rate Notes, on the terms and conditions set forth in the Offer to Purchase dated November 30, 2005. The Tender Offer expired at 12:00 midnight, New York City time, on December 28, 2005 (the "Expiration Date").

     As of the Expiration Date, the Company received tenders of Notes as follows:

  approximately $60.25 million aggregate principal amount of the Floating Rate Notes, representing approximately 26.78% of the outstanding principal amount of such Notes;
  approximately $216.06 million aggregate principal amount of the 9 7/8% Notes, representing approximately 57.62% of the outstanding principal amount of such Notes.

     Overall, the total aggregate principal amount of Notes tendered as of the Expiration Date is approximately $276.31 million, representing approximately 46.05% of the outstanding principal amount of the Notes. Approximately $313.62 million of cash is required to pay the total aggregate amount of consideration payable pursuant to the Tender Offer.

     Holders of Notes who validly tendered their Notes by the Expiration Date will be paid accrued and unpaid interest on their tendered Notes from August 1, 2005 to, but not including, today's date, in the amount of $40.64 per $1,000 aggregate principal amount of Floating Rate Notes tendered and $40.60 per $1,000 aggregate principal amount of 9 7/8% Notes tendered.

     The Company reported that it would take a charge of approximately $45-50 million before tax in the fourth quarter of 2005 relating to the early retirement of debt pursuant to the Tender Offer.

     The Company's press release, dated December 29, 2005, announcing the results of the Tender Offer, and attached hereto as Exhibit 99.1, is incorporated into this section 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release of Chemtura Corporation, dated December 29, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: December 30, 2005

Chemtura Corporation (Registrant)
By: /s/ Barry J. Shainman Name: Barry J. Shainman Title: Vice President and Secretary

CHEMTURA CORPORATION
CURRENT REPORT ON FORM 8-K
Report dated December 30, 2005 (December 29, 2005)

EXHIBIT INDEX

Exhibit No.          Description

99.1                    Press Release of Chemtura Corporation, dated December 29, 2005.